GMO TRUST                                                             Prospectus
                                                                   June 30, 2002

-  U.S. CORE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                THIS PROSPECTUS MAY
                                                NOT BE AVAILABLE FOR
                                                PURCHASE IN ALL STATES.
                                                THIS PROSPECTUS IS NOT
                                                AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY
                                                NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  BENCHMARK AND PRINCIPAL RISKS.............................     2

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     3

DESCRIPTION OF PRINCIPAL RISKS..............................     4

MANAGEMENT OF THE FUND......................................     5

DETERMINATION OF NET ASSET VALUE............................     6

HOW TO PURCHASE SHARES......................................     7

HOW TO REDEEM SHARES........................................     8

MULTIPLE CLASSES............................................     9

DISTRIBUTIONS AND TAXES.....................................    10

FINANCIAL HIGHLIGHTS........................................    12

ADDITIONAL INFORMATION..................................back cover

SHAREHOLDER INQUIRIES...................................back cover

DISTRIBUTOR.............................................back cover

 GMO U.S. CORE FUND

Fund Inception Date: 9/18/85

                                         FUND CODES
                           --------------------------------------
                                      Ticker  Symbol     Cusip
                                      ------  ------  -----------
                           Class II   GMTWX   USCore  362007 80 9
                           Class III  GMCTX   USCore  362007 88 2
                           Class IV   GMRFX   USCore  362008 84 9
                           Class V    GMCVX   USCore  362008 58 3

     The following summary describes the Fund's investment objective, principal investment strategies and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. The Fund's investment objective is fundamental.

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization. The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the U.S. (the Fund's "Name Policy").

     The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.

     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 200-250 stocks. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, an investment is "tied economically" to the U.S. if it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. This exposure may be achieved directly or indirectly.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class V, on June 30, 2001. Class V shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would only differ to the extent Class V shares and Class III shares do not have the same expenses.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

[Graph]

                                                                           U.S. CORE FUND(%)
                                                                           -----------------
1992                                                                              5.94
1993                                                                             16.28
1994                                                                              2.36
1995                                                                             43.25
1996                                                                             17.61
1997                                                                             35.10
1998                                                                             24.69
1999                                                                             18.59
2000                                                                              0.30
2001                                                                             -7.68

                        Highest Quarter: 19.49% (4Q1998)
                        Lowest Quarter: -11.80% (3Q2001)
                      Year-to-Date (as of 3/31/02): 1.14%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II(#)                                                     6/7/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -7.74%   13.00%        N/A      13.50%
----------------------------------------------------------------------------
 S&P 500                         -11.89%   10.70%        N/A      11.69%
----------------------------------------------------------------------------
 CLASS III                                                       9/18/85
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -7.68%   13.09%     14.67%      15.96%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -8.18%    7.98%     10.00%      11.80%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -4.68%    9.51%     10.60%      12.02%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -11.89%   10.70%     12.94%      14.90%
----------------------------------------------------------------------------
 CLASS IV                                                         1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -7.66%      N/A        N/A       9.52%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -11.89%      N/A        N/A       6.89%
----------------------------------------------------------------------------

(#) For the period from November 17, 1997 to January 9, 1998, no Class II shares were outstanding. Performance for that period is that of Class III shares. If Class II shares had been outstanding, performance would be lower because Class II expenses are higher.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)  CLASS II   CLASS III   CLASS IV   CLASS V
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                  0.33%      0.33%       0.33%      0.33%
  Shareholder service fee                                                         0.22%      0.15%      0.105%     0.085%
  Other expenses                                                                  0.02%      0.02%       0.02%      0.02%
  Total annual operating expenses                                                 0.57%      0.50%      0.455%     0.435%
  Expense reimbursement                                                           0.02%(1)   0.02%(1)    0.02%(1)   0.02%(1)
  Net annual expenses                                                             0.55%      0.48%      0.435%     0.415%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 6 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $56      $181      $316       $712
Class III                                                       $49      $158      $278       $626
Class IV                                                        $44      $144      $253       $571
Class V                                                         $42      $138      $242       $546

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - LEVERAGING RISK. The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations. The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund generally does not attempt to time the market and instead generally stays fully invested in domestic equities.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.31% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the U.S. Quantitative division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - Some of the Fund's assets may be "fair valued" at certain times. The value of assets that are "fair valued" is determined by the Trustees or persons acting at their discretion pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 9 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - The Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 6

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 6

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

----------------------------------------------------------------------------------------------------------------------------
                                                        MINIMUM TOTAL INVESTMENT/          SHAREHOLDER SERVICE FEE (AS A %
                  U.S. CORE FUND                          TOTAL FUND INVESTMENT*             OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------
 Class II                                                     $1 million/NA                             0.22%
----------------------------------------------------------------------------------------------------------------------------
 Class III                                                    $35 million/NA                            0.15%
----------------------------------------------------------------------------------------------------------------------------
 Class IV                                               $250 million/$125 million                       0.105%
----------------------------------------------------------------------------------------------------------------------------
 Class V                                                     NA/$350 million                            0.085%
----------------------------------------------------------------------------------------------------------------------------

* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

ELIGIBILITY FOR CLASSES

     Eligibility for different classes of the Fund depends upon the client meeting either (i) the minimum "Total Fund Investment," if applicable, set forth in the above table, which includes only a client's total investment in the Fund, or (ii) the minimum "Total Investment," if applicable, set forth in the above table, calculated as described below.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment/

Total Fund Investment amounts by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the Determination Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - Assets invested in the GMO Pelican Fund will not be considered when determining a client's Total Investment.

CONVERSIONS BETWEEN CLASSES

     Client's shares in the Fund will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends and interest quarterly. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund, and each class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

U.S. CORE FUND*

                                                                                     CLASS II SHARES
                                                       ----------------------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28/29,                       PERIOD FROM
                                                       -----------------------------------------------          JANUARY 9, 1998
                                                         2002         2001         2000         1999        TO FEBRUARY 28, 1998(#)
                                                       --------     --------      -------      -------      -----------------------
Net asset value, beginning of period.................  $  13.94     $  16.62      $ 18.57      $ 19.98              $ 17.65
                                                       --------     --------      -------      -------              -------
Income from investment operations:
  Net investment income..............................      0.17(2)      0.20(2)      0.23(2)      0.25(2)              0.04(2)
  Net realized and unrealized gain (loss)............     (1.04)        0.03(3)      2.29         2.55                 2.29
                                                       --------     --------      -------      -------              -------
    Total from investment operations.................     (0.87)        0.23         2.52         2.80                 2.33
                                                       --------     --------      -------      -------              -------
Less distributions to shareholders:
  From net investment income.........................     (0.17)       (0.18)       (0.24)       (0.29)           --
  From net realized gains............................     (0.01)       (2.73)       (4.23)       (3.92)           --
                                                       --------     --------      -------      -------              -------
    Total distributions..............................     (0.18)       (2.91)       (4.47)       (4.21)                0.00
                                                       --------     --------      -------      -------              -------
Net asset value, end of period.......................  $  12.89     $  13.94      $ 16.62      $ 18.57              $ 19.98
                                                       ========     ========      =======      =======              =======
Total Return(1)......................................     (6.29)%       0.75%       13.61%       14.99%               13.20%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................  $176,456     $114,454      $95,041      $41,684              $16,958
  Net expenses to average daily net assets...........      0.55%        0.55%        0.55%        0.55%                0.55%(5)
  Net investment income to average daily net
    assets...........................................      1.27%        1.21%        1.21%        1.29%                1.53%(5)
  Portfolio turnover rate............................        69%          81%          90%          71%                  60%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................      0.02%        0.02%        0.02%        0.22%                0.25%(5)

                                                           CLASS II SHARES
                                                       -----------------------
                                                             PERIOD FROM
                                                            MARCH 1, 1997
                                                       TO NOVEMBER 17, 1997(#)
                                                       -----------------------
Net asset value, beginning of period.................           $20.10
                                                                ------
Income from investment operations:
  Net investment income..............................             0.24(2)
  Net realized and unrealized gain (loss)............             3.99
                                                                ------
    Total from investment operations.................             4.23
                                                                ------
Less distributions to shareholders:
  From net investment income.........................            (0.22)
  From net realized gains............................            (3.90)
                                                                ------
    Total distributions..............................            (4.12)
                                                                ------
Net asset value, end of period.......................           $20.21
                                                                ======
Total Return(1)......................................            23.00%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................           $2,037
  Net expenses to average daily net assets...........             0.55%(5)
  Net investment income to average daily net
    assets...........................................             1.66%(5)
  Portfolio turnover rate............................               60%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................             0.25%(5)

(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2) Computed using average shares outstanding throughout the period.
(3) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(4) Not annualized.
(5) Annualized.
* Effective June 30, 1998, the "GMO Core Fund" was renamed the "GMO U.S. Core Fund."
(#) For the period from November 17, 1997 to January 9, 1998, no Class II Shares were outstanding.

                               CLASS III SHARES                                      CLASS IV SHARES
    -----------------------------------------------------------------------      ------------------------

                          YEAR ENDED FEBRUARY 28/29,                             YEAR ENDED FEBRUARY 28/29,
    -----------------------------------------------------------------------      ------------------------
       2002         2001            2000            1999            1998           2002        2001
    ----------   ----------      ----------      ----------      ----------      --------   ----------
    $    13.95   $    16.63      $    18.59      $    19.99      $    20.12      $  13.94   $    16.62
    ----------   ----------      ----------      ----------      ----------      --------   ----------
          0.18(2)       0.20(2)        0.24(2)         0.26(2)         0.35          0.18(2)       0.21(2)
         (1.05)        0.04(3)         2.28            2.55            5.89         (1.04)        0.04(3)
    ----------   ----------      ----------      ----------      ----------      --------   ----------
         (0.87)        0.24            2.52            2.81            6.24         (0.86)        0.25
    ----------   ----------      ----------      ----------      ----------      --------   ----------
         (0.17)       (0.19)          (0.25)          (0.29)          (0.32)        (0.18)       (0.20)
         (0.01)       (2.73)          (4.23)          (3.92)          (6.05)        (0.01)       (2.73)
    ----------   ----------      ----------      ----------      ----------      --------   ----------
         (0.18)       (2.92)          (4.48)          (4.21)          (6.37)        (0.19)       (2.93)
    ----------   ----------      ----------      ----------      ----------      --------   ----------
    $    12.90   $    13.95      $    16.63      $    18.59      $    19.99      $  12.89   $    13.94
    ==========   ==========      ==========      ==========      ==========      ========   ==========
         (6.23)%       0.83%          13.66%          15.02%          36.69%        (6.20)%       0.92%
    $1,321,634   $1,532,124      $1,623,734      $1,780,011      $2,317,103      $744,813   $1,287,842
          0.48%        0.48%           0.48%           0.48%           0.48%         0.44%        0.44%
          1.33%        1.27%           1.27%           1.36%           1.67%         1.36%        1.31%
            69%          81%             90%             71%             60%           69%          81%

          0.02%        0.02%           0.02%           0.22%           0.21%         0.02%        0.02%

                       CLASS IV SHARES                     CLASS V SHARES
      -------------------------------------------------   -----------------
                                         PERIOD FROM         PERIOD FROM
                                       JANUARY 9, 1998      JULY 2, 2001
   YEAR ENDED FEBRUARY 28/29,
      --------------------------       OPERATIONS) TO      OPERATIONS) TO
         2000            1999         FEBRUARY 28, 1998   FEBRUARY 28, 2002
      ----------      ----------      -----------------   -----------------
      $    18.58      $    19.99         $    17.65          $    14.00
      ----------      ----------         ----------          ----------
            0.25(2)         0.27(2)            0.04(2)             0.13(2)
            2.28            2.55               2.30               (1.10)
      ----------      ----------         ----------          ----------
            2.53            2.82               2.34               (0.97)
      ----------      ----------         ----------          ----------
           (0.26)          (0.31)          --                     (0.14)
           (4.23)          (3.92)          --                     (0.01)
      ----------      ----------         ----------          ----------
           (4.49)          (4.23)          --                     (0.15)
      ----------      ----------         ----------          ----------
      $    16.62      $    18.58         $    19.99          $    12.88
      ==========      ==========         ==========          ==========
           13.74%          15.07%             13.26%(4)           (6.96)%(4)
      $1,343,460      $1,543,655         $1,370,535          $  445,738
            0.44%           0.44%              0.44%(5)            0.42%(5)
            1.32%           1.41%              1.67%(5)            1.46%(5)
              90%             71%                60%                 69%
<$i
<$d
            0.02%           0.22%              0.20%(5)            0.02%(5)

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2002

-  INTERNATIONAL INTRINSIC VALUE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                THIS PROSPECTUS MAY
                                                NOT BE AVAILABLE FOR
                                                PURCHASE IN ALL STATES.
                                                THIS PROSPECTUS IS NOT
                                                AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY
                                                NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT
  STRATEGIES, BENCHMARK AND PRINCIPAL RISKS.............         2
SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES.......         3
DESCRIPTION OF PRINCIPAL RISKS..........................         4
MANAGEMENT OF THE FUND..................................         6
DETERMINATION OF NET ASSET VALUE........................         6
HOW TO PURCHASE SHARES..................................         7
HOW TO REDEEM SHARES....................................         9
MULTIPLE CLASSES........................................        10
DISTRIBUTIONS AND TAXES.................................        11
FINANCIAL HIGHLIGHTS....................................        12
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

 GMO INTERNATIONAL INTRINSIC
Fund Inception Date: 3/31/87

                                         FUND CODES
                         -------------------------------------------
                                    Ticker    Symbol        Cusip
                                    ------  -----------  -----------
                         Class II   GMICX   IntlIntrVal  362007 20 5
                         Class III  GMOIX   IntlIntrVal  362007 30 4
                         Class IV   GMCFX   IntlIntrVal  362008 83 1

     The following summary describes the Fund's investment objective, principal investment strategies and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. The Fund's investment objective is fundamental.

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

     The Manager uses disciplined value techniques to assess countries, sectors (big vs. small, cyclical vs. defensive), currencies, and stocks. Risk and return forecasts are made for sectors, currencies and stocks using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. The following represent some of the major factors that the Manager monitors and evaluates in creating forecasted returns: country valuation-price-to-earnings, dividend yield, positive GDP trends, positive market sentiment, industrial competitiveness as defined by nominal and real interest rates; sector valuation-proprietary dividend discount model, price-to-earnings, economic sensitivity, profitability and size; stock valuation-price-to-book, stability of return-on-equity, momentum of earnings revisions, and stock price momentum; and currency valuation-export and producer price parity, balance of payments, interest rate differential and relative strength. The Manager believes these factors/ characteristics maintain persistent, causal relationships and therefore allow the Manager to better forecast returns for stocks within different countries.

     The Fund's portfolio is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs, and trading impact is considered. The Fund is typically exposed to approximately 500 securities. The Manager seeks to control risk relative to the Fund's benchmark.

     In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the SSB Broad Market Index ("BMI")(which includes listed shares of companies from 23 developed countries and 26 emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million as determined on the last business day of May (developed markets) or August (emerging markets) each year), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues. The style is determined by the equal weighted relative magnitude of three growth and four value variables: 5-year historical EPS growth rate, 5-year historical sales per share growth, 5-year average annual internal growth rate, book value per share, price to sales, price to cash flow, and dividend yield.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.

- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE
     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of two broad-based indexes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1992                                                                             -1.14
1993                                                                             39.96
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11

                        Highest Quarter: 16.70% (1Q1998)
                        Lowest Quarter: -15.14% (3Q1998)
                      Year-to-Date (as of 3/31/02): 5.37%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -12.13%    2.56%        N/A       3.51%
----------------------------------------------------------------------------
 SSB PMI EPAC VALUE STYLE
  INDEX(a)                       -18.14%    2.52%        N/A       2.92%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -21.44%    0.89%        N/A       1.25%
----------------------------------------------------------------------------
 CLASS III                                                       3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -12.11%    2.63%      7.09%       8.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -13.46%   -0.09%      4.80%       5.93%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -7.37%    1.28%      5.06%       5.97%
----------------------------------------------------------------------------
 SSB PMI EPAC VALUE STYLE
  INDEX(a)                       -18.14%    2.52%      6.32%         N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -21.44%    0.89%      4.46%       4.46%
----------------------------------------------------------------------------
 CLASS IV                                                         1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -11.95%      N/A        N/A       3.89%
----------------------------------------------------------------------------
 SSB PMI EPAC VALUE STYLE
  INDEX(a)                       -18.14%      N/A        N/A       3.18%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -21.44%      N/A        N/A       1.37%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia and Far East) is a well-known large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS II   CLASS III   CLASS IV
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%      0.54%       0.54%
  Shareholder service fee                                                                   0.22%      0.15%       0.09%
  Other expenses                                                                            0.10%      0.10%       0.10%
  Total annual operating expenses                                                           0.86%      0.79%       0.73%
  Expense reimbursement                                                                     0.10%(1)   0.10%(1)    0.10%(1)
  Net annual expenses                                                                       0.76%      0.69%       0.63%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 6 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $264      $467      $1,052
Class III                                                       $70      $242      $429      $  969
Class IV                                                        $64      $223      $396      $  897

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. The risk is particularly pronounced for the Fund because it invests primarily in value securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - FOREIGN INVESTMENT RISK. Because the Fund invests in securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. These risks are particularly pronounced for the Fund because it will invest a significant portion of its assets in foreign securities.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund, because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk as described below under "Leveraging Risk."

     - LEVERAGING RISK. The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations. The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund generally does not attempt to time the market and instead generally stays fully invested in foreign equities.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.44% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the International Quantitative division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - Some of the Fund's assets may be "fair valued" at certain times. The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 10 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 6

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 6

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

------------------------------------------------------------------------------------------------------------------
       INTERNATIONAL INTRINSIC              MINIMUM TOTAL INVESTMENT/               SHAREHOLDER SERVICE FEE
             VALUE FUND                      TOTAL FUND INVESTMENT*          (AS A % OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
              Class II                            $1 million/NA                              0.22%
------------------------------------------------------------------------------------------------------------------
              Class III                          $35 million/NA                              0.15%
------------------------------------------------------------------------------------------------------------------
              Class IV                      $250 million/$125 million                        0.09%
------------------------------------------------------------------------------------------------------------------

* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

ELIGIBILITY FOR CLASSES

     Eligibility for different classes of the Fund depends upon the client meeting either (i) the minimum "Total Fund Investment", if applicable, set forth in the above table, which includes only a client's total investment in the Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment/Total Fund Investment amounts by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the Determination Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - Assets invested in the GMO Pelican Fund will not be considered when determining a client's Total Investment.

CONVERSIONS BETWEEN CLASSES

     Client's shares in the Fund will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund, and each class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

INTERNATIONAL INTRINSIC VALUE FUND*

                                                       CLASS II SHARES
                                   -------------------------------------------------------
                                                 YEAR ENDED FEBRUARY 28/29,
                                   -------------------------------------------------------
                                    2002        2001        2000        1999        1998
                                   -------     -------     -------     -------     -------
Net asset value, beginning of
  period.........................  $ 20.30     $ 20.85     $ 20.33     $ 23.16     $ 24.36
                                   -------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income..........     0.28(2)     0.40(2)     0.41(2)     0.39(2)     0.52(2)
  Net realized and unrealized
    gain (loss)..................    (2.44)       1.11        1.33       (0.46)       1.94
                                   -------     -------     -------     -------     -------
    Total from investment
      operations.................    (2.16)       1.51        1.74       (0.07)       2.46
                                   -------     -------     -------     -------     -------
Less distributions to
  shareholders:
  From net investment income.....    (0.73)      (0.22)      (0.56)      (0.48)      (0.74)
  From net realized gains........       --       (1.84)      (0.66)      (2.28)      (2.92)
                                   -------     -------     -------     -------     -------
    Total distributions..........    (0.73)      (2.06)      (1.22)      (2.76)      (3.66)
                                   -------     -------     -------     -------     -------
Net asset value, end of period...  $ 17.41     $ 20.30     $ 20.85     $ 20.33     $ 23.16
                                   =======     =======     =======     =======     =======
Total Return(1)..................   (10.71)%      7.25%       8.09%      (0.76)%     11.60%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $42,495     $15,284     $21,162     $18,295     $12,500
  Net expenses to average daily
    net assets...................     0.76%       0.76%       0.76%       0.76%       0.76%
  Net investment income to
    average daily net assets.....     1.56%       1.88%       1.84%       1.71%       2.14%
  Portfolio turnover rate........       51%         31%         53%         60%         68%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................     0.10%       0.08%       0.09%       0.28%       0.30%

                                                              CLASS III SHARES
                                   ----------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------------
                                      2002           2001           2000           1999           1998
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of
  period.........................  $    20.37     $    20.91     $    20.38     $    23.20     $    24.37
                                   ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income..........        0.44(2)        0.44(2)        0.47(2)        0.42(2)        0.54(2)
  Net realized and unrealized
    gain (loss)..................       (2.59)          1.09           1.28          (0.47)          1.96
                                   ----------     ----------     ----------     ----------     ----------
    Total from investment
      operations.................       (2.15)          1.53           1.75          (0.05)          2.50
                                   ----------     ----------     ----------     ----------     ----------
Less distributions to
  shareholders:
  From net investment income.....       (0.72)         (0.23)         (0.56)         (0.49)         (0.75)
  From net realized gains........          --          (1.84)         (0.66)         (2.28)         (2.92)
                                   ----------     ----------     ----------     ----------     ----------
    Total distributions..........       (0.72)         (2.07)         (1.22)         (2.77)         (3.67)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period...  $    17.50     $    20.37     $    20.91     $    20.38     $    23.20
                                   ==========     ==========     ==========     ==========     ==========
Total Return(1)..................      (10.60)%         7.32%          8.20%        (0.68)%         11.71%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $1,053,104     $1,280,603     $1,799,929     $1,998,447     $3,046,510
  Net expenses to average daily
    net assets...................        0.69%          0.69%          0.69%          0.69%          0.69%
  Net investment income to
    average daily net assets.....        2.37%          2.07%          2.09%          1.84%          2.19%
  Portfolio turnover rate........          51%            31%            53%            60%            68%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................        0.10%          0.08%          0.09%          0.28%          0.30%

(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2) Computed using average shares outstanding throughout the period.
(3) Not annualized.
(4) Annualized.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                      CLASS IV SHARES
         -------------------------------------------------------------------------
                                                                    PERIOD FROM
                                                                  JANUARY 9, 1998
                     YEAR ENDED FEBRUARY 28/29,                  (COMMENCEMENT OF
         --------------------------------------------------       OPERATIONS) TO
           2002          2001          2000          1999        FEBRUARY 28, 1998
         --------      --------      --------      --------      -----------------
         $  20.37      $  20.90      $  20.37      $  23.19          $  20.61
         --------      --------      --------      --------          --------
             0.36(2)       0.50(2)       0.55(2)       0.42(2)           0.02(2)
            (2.49)         1.05          1.21         (0.46)             2.56
         --------      --------      --------      --------          --------
            (2.13)         1.55          1.76         (0.04)             2.58
         --------      --------      --------      --------          --------

            (0.74)        (0.24)        (0.57)        (0.50)               --
               --         (1.84)        (0.66)        (2.28)               --
         --------      --------      --------      --------          --------
            (0.74)        (2.08)        (1.23)        (2.78)               --
         --------      --------      --------      --------          --------
         $  17.50      $  20.37      $  20.90      $  20.37          $  23.19
         ========      ========      ========      ========          ========
           (10.52)%        7.45%         8.18%        (0.60)%           12.52%(3)
         $248,579      $155,558      $291,894      $567,219          $682,952
             0.63%         0.63%         0.63%         0.63%             0.63%(4)
             1.97%         2.34%         2.47%         1.85%             0.68%(4)
               51%           31%           53%           60%               68%
             0.10%         0.08%         0.09%         0.28%             0.30%

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2002

-  FOREIGN FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN THIS
                                                PROSPECTUS MAY NOT BE
                                                AVAILABLE FOR PURCHASE IN ALL
                                                STATES. THIS PROSPECTUS IS
                                                NOT AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY NOT
                                                LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  BENCHMARK AND PRINCIPAL RISKS.............................     2

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     3

DESCRIPTION OF PRINCIPAL RISKS..............................     4

MANAGEMENT OF THE FUND......................................     6

DETERMINATION OF NET ASSET VALUE............................     6

HOW TO PURCHASE SHARES......................................     7

HOW TO REDEEM SHARES........................................     9

MULTIPLE CLASSES............................................    10

DISTRIBUTIONS AND TAXES.....................................    10

FINANCIAL HIGHLIGHTS........................................    12

ADDITIONAL INFORMATION..................................back cover

SHAREHOLDER INQUIRIES...................................back cover

DISTRIBUTOR.............................................back cover

 GMO FOREIGN FUND

Fund Inception Date: 6/28/96

                                          FUND CODES
                            --------------------------------------
                                       Ticker  Symbol     Cusip
                                       ------  ------  -----------
                            Class II   GMFRX   Foreign 362007 56 9
                            Class III  GMOFX   Foreign 362007 55 1
                            Class IV   GMFFX   Foreign 362008 82 3

     The following summary describes the Fund's investment objective, principal investment strategies and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies (approximately 4,000 companies), including any of the companies in developed and emerging markets listed in the MSCI database. The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to countries outside the United States (the Fund's "Name Policy").

     The Manager uses fundamental investment principles and quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Country weights are determined by sorting countries on value measures, including price to fair value (using the Manager's dividend discount model), market price to earnings and price to book ratios, which are first determined at the issuer level and then aggregated to provide value measures at the country level. The Manager determines over and under-weightings for each country relative to the Fund's benchmark based on a cumulative value score for each country and the Manager's fundamental analysis of each country. Companies are then sorted by value measures within countries, including price to earnings, price to book, price to cash flow and yield. Stock selection is then driven by the Manager's fundamental analysis, including a review of the sector, publicly available company information, and discussions with company management, with a focus on the companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. The Manager seeks to add value through country selections. Asset growth and portfolio turnover are controlled to safeguard value added. The Fund is typically exposed to approximately 400 issuers.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, an investment is "tied economically" to countries outside the U.S. if it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries outside the U.S., or has at least 50% of its assets in countries outside the U.S. This exposure may be achieved directly or indirectly.

BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

     - Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     - Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging markets issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.

     - Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include, Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Management Risk (e.g., risk that the Manager's techniques fail to produce desired results) and Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities).

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and was not subject to certain restrictions imposed on the Fund under the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                            FOREIGN FUND(%)
                                                                            ---------------
1992                                                                             -4.62
1993                                                                             41.18
1994                                                                              6.50
1995                                                                             13.85
1996                                                                             14.32
1997                                                                              6.86
1998                                                                             13.95
1999                                                                             28.96
2000                                                                             -6.53
2001                                                                            -10.10

                        Highest Quarter: 16.90% (4Q1998)
                        Lowest Quarter: -12.92% (3Q1998)
                      Year-to-Date (as of 3/31/02): 4.08%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/30/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.22%    5.63%        N/A       6.71%
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%    0.89%        N/A       1.16%
----------------------------------------------------------------------------
 CLASS III                                                      8/31/84
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.10%    5.70%      9.43%      15.21%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -10.68%    3.86%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -5.95%    4.25%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%    0.89%      4.46%      11.36%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.04%      N/A        N/A       6.09%
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%      N/A        N/A       1.37%
----------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                     CLASS II               CLASS III               CLASS IV
  ---------------------------------------------------------------------------------------------------------------------
  Management fee                                                  0.60%                  0.60%                   0.60%
  Shareholder service fee                                         0.22%                  0.15%                   0.09%
  Other expenses                                                  0.09%                  0.09%                   0.09%
  Total annual operating expenses                                 0.91%                  0.84%                   0.78%
  Expense reimbursement                                           0.09%(1)               0.09%(1)                0.09%(1)
  Net annual expenses                                             0.82%                  0.75%                   0.69%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 6 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $84      $281      $495      $1,111
Class III                                                       $77      $259      $457      $1,029
Class IV                                                        $70      $240      $424      $  958

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - FOREIGN INVESTMENT RISK. The Fund, because it invests in securities traded principally in securities markets outside the United States, is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk.

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means it is allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for the Fund.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations. The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund generally does not attempt to time the market and instead generally stays fully invested in foreign equities.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.51% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the International Active division comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - Some of the Fund's assets may be "fair valued" at certain times. The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 10 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 6

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 6

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHAREHOLDER SERVICE FEE
                  FOREIGN FUND                           MINIMUM TOTAL INVESTMENT*        (AS A % OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------------
  Class II                                                      $1 million                                0.22%
-------------------------------------------------------------------------------------------------------------------------------
  Class III                                                     $35 million                               0.15%
-------------------------------------------------------------------------------------------------------------------------------
  Class IV                                                     $250 million                               0.09%
-------------------------------------------------------------------------------------------------------------------------------

---------------

* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment amount by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the Determination Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - Assets invested in the GMO Pelican Fund will not be considered when determining a client's Total Investment.

CONVERSIONS BETWEEN CLASSES

     Client's shares in the Fund will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund, and each class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

FOREIGN FUND

                                                             CLASS II SHARES                           CLASS III SHARES
                                           ----------------------------------------------------    ------------------------
                                                        YEAR ENDED FEBRUARY 28/29,                 YEAR ENDED FEBRUARY 28/29,
                                           ----------------------------------------------------    ------------------------
                                             2002       2001       2000       1999       1998         2002          2001
                                           --------    -------    -------    -------    -------    ----------    ----------
Net asset value, beginning of period...    $  11.21    $ 13.14    $ 11.79    $ 12.09    $ 10.65    $    11.22    $    13.16
                                           --------    -------    -------    -------    -------    ----------    ----------
Income from investment operations:
  Net investment income................        0.16(2)    0.20(2)    0.17(2)    0.20(2)    0.18(2)       0.19(2)       0.21(2)
  Net realized and unrealized gain
    (loss).............................       (1.20)     (0.41)      2.89      (0.14)      1.48         (1.23)        (0.43)
                                           --------    -------    -------    -------    -------    ----------    ----------
    Total from investment operations...       (1.04)     (0.21)      3.06       0.06       1.66         (1.04)        (0.22)
                                           --------    -------    -------    -------    -------    ----------    ----------
Less distributions to shareholders:
  From net investment income...........       (0.11)     (0.29)     (0.21)     (0.25)     (0.22)        (0.11)        (0.29)
  From net realized gains..............       (0.12)     (1.43)     (1.50)     (0.11)     (0.00)(3)      (0.12)       (1.43)
                                           --------    -------    -------    -------    -------    ----------    ----------
    Total distributions................       (0.23)     (1.72)     (1.71)     (0.36)     (0.22)        (0.23)        (1.72)
                                           --------    -------    -------    -------    -------    ----------    ----------
Net asset value, end of period.........    $   9.94    $ 11.21    $ 13.14    $ 11.79    $ 12.09    $     9.95    $    11.22
                                           ========    =======    =======    =======    =======    ==========    ==========
Total Return(1)........................       (9.37)%    (1.84)%    25.63%      0.36%     15.94%        (9.33)%       (1.85)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....    $100,127    $61,681    $60,278    $33,780    $53,949    $1,049,456    $1,019,541
  Net expenses to average daily net
    assets.............................        0.82%      0.82%      0.82%      0.82%      0.82%         0.75%         0.75%
  Net investment income to average
    daily net assets...................        1.56%      1.63%      1.28%      1.64%      1.60%         1.88%         1.71%
  Portfolio turnover rate..............          22%        38%        35%        27%        19%           22%           38%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................        0.09%      0.09%      0.10%      0.25%      0.25%         0.09%         0.09%

                                                  CLASS III SHARES
                                         ----------------------------------
                                           YEAR ENDED FEBRUARY 28/29,
                                         ----------------------------------
                                            2000         1999        1998
                                         ----------    --------    --------
Net asset value, beginning of period...  $    11.81    $  12.10    $  10.66
                                         ----------    --------    --------
Income from investment operations:
  Net investment income................        0.20(2)     0.20(2)     0.21(2)
  Net realized and unrealized gain
    (loss).............................        2.86       (0.12)       1.45
                                         ----------    --------    --------
    Total from investment operations...        3.06        0.08        1.66
                                         ----------    --------    --------
Less distributions to shareholders:
  From net investment income...........       (0.21)      (0.26)      (0.22)
  From net realized gains..............       (1.50)      (0.11)      (0.00)(3)
                                         ----------    --------    --------
    Total distributions................       (1.71)      (0.37)      (0.22)
                                         ----------    --------    --------
Net asset value, end of period.........  $    13.16    $  11.81    $  12.10
                                         ==========    ========    ========
Total Return(1)........................       25.65%       0.48%      15.95%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $1,022,498    $927,108    $847,427
  Net expenses to average daily net
    assets.............................        0.75%       0.75%       0.75%
  Net investment income to average
    daily net assets...................        1.48%       1.60%       1.80%
  Portfolio turnover rate..............          35%         27%         19%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................        0.10%       0.25%       0.25%

(1)  Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2)  Computed using average shares outstanding throughout the period.
(3)  The distribution from net realized gains was less than $.01 per share.
(4)  Net investment income earned was less than $.01 per share.
(5)  Not annualized.
(6)  Annualized.

                                  CLASS IV SHARES
        --------------------------------------------------------------------
                                                              PERIOD FROM
                                                            JANUARY 9, 1998
                                                           (COMMENCEMENT OF
                                                            OPERATIONS) TO
          2002         2001         2000         1999      FEBRUARY 28, 1998
        --------     --------     --------     --------    -----------------
        $  11.22     $  13.16     $  11.81     $  12.11        $  10.90
        --------     --------     --------     --------        --------
            0.20(2)      0.22(2)      0.21(2)      0.22(2)         0.00(2, 4)
           (1.22)       (0.43)        2.86        (0.15)           1.21
        --------     --------     --------     --------        --------
           (1.02)       (0.21)        3.07         0.07            1.21
        --------     --------     --------     --------        --------
           (0.12)       (0.30)       (0.22)       (0.26)        --
           (0.12)       (1.43)       (1.50)       (0.11)        --
        --------     --------     --------     --------        --------
           (0.24)       (1.73)       (1.72)       (0.37)        --
        --------     --------     --------     --------        --------
        $   9.96     $  11.22     $  13.16     $  11.81        $  12.11
        ========     ========     ========     ========        ========
           (9.19)%      (1.79)%      25.74%        0.53%          11.10%(5)
        $134,357     $144,425     $141,175     $130,760        $219,785
            0.69%        0.69%        0.69%        0.69%           0.69%(6)
            1.97%        1.77%        1.55%        1.81%           0.26%(6)
              22%          38%          35%          27%             19%
            0.09%        0.09%        0.10%        0.25%           0.25%(6)

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2002

-  SMALL CAP VALUE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                 FUNDS OFFERED BY GMO
                                                 TRUST IS CONTAINED IN
                                                 SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                 THIS PROSPECTUS MAY
                                                 NOT BE AVAILABLE FOR
                                                 PURCHASE IN ALL STATES.
                                                 THIS PROSPECTUS IS NOT
                                                 AN OFFERING IN ANY STATE
                                                 WHERE AN OFFERING MAY
                                                 NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  BENCHMARK AND PRINCIPAL RISKS.............................     2
SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     3
DESCRIPTION OF PRINCIPAL RISKS..............................     4
MANAGEMENT OF THE FUND......................................     6
DETERMINATION OF NET ASSET VALUE............................     6
HOW TO PURCHASE SHARES......................................     7
HOW TO REDEEM SHARES........................................     8
DISTRIBUTIONS AND TAXES.....................................     9
FINANCIAL HIGHLIGHTS........................................    11
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

 GMO SMALL CAP VALUE FUND

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMSVX   SmCapVal  362007 72 6

Fund Inception Date: 12/31/91

     The following summary describes the Fund's investment objective, principal investment strategies and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT OBJECTIVE

     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies included in, or with total market capitalization similar to, the Russell 2500 Index. The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small cap" companies (the Fund's "Name Policy"). The Manager defines "small cap" to include companies in the Russell 2500 Index or companies with a total market capitalization similar to those companies in the Russell 2500 Index.

     The Manager uses fundamental investment principles and quantitative applications to evaluate and rank stocks using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/underweighted in a portfolio); and (3) price momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Stocks that are inexpensive based on any of these disciplines are ranked highly. Stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.

     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights and exposure to market capitalization groups, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The portfolio typically holds 400-500 stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes.

BENCHMARK

     The Fund's benchmark is the Russell 2500 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 2500 Index was approximately $885 million; the median market capitalization was approximately $541 million; and the largest company in the Russell 2500 Index had an approximate market capitalization of $3.8 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP VALUE FUND (%)
                                                                       ------------------------
1992                                                                             24.23
1993                                                                             20.16
1994                                                                              3.83
1995                                                                             27.28
1996                                                                             20.16
1997                                                                             29.72
1998                                                                              0.03
1999                                                                              2.95
2000                                                                             19.01
2001                                                                              9.91

                        Highest Quarter: 18.24% (2Q1999)
                        Lowest Quarter: -18.31% (3Q1998)
                      Year-to-Date (as of 3/31/02): 9.79%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              8.81%    11.59%     15.16%      15.16%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   7.31%     8.01%     11.79%      11.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          5.62%     8.23%     11.41%      11.41%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE INDEX(a)      9.74%    11.92%     15.14%      15.14%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE + INDEX(b)    9.74%    11.92%     13.95%      13.95%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Russell 2500 Value Plus Index is a composite benchmark computed by the Manager and comprised of the Russell 2500 Index from 12/31/91 to 12/31/96, and the Russell 2500 Value Index from 12/31/96 to present, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.04%
  Total annual operating expenses                                                           0.52%
  Expense reimbursement                                                                     0.04%(2)
  Net annual expenses                                                                       0.48%

(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.

(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 6 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $151      $269      $397       $773       $99      $212      $335       $696

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. The risk is particularly pronounced for the Fund because it invests primarily in value securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These risks are particularly pronounced for the Fund because it invests primarily in companies with small or medium-sized market capitalizations.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - LEVERAGING RISK. The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Equity Funds also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund generally does not attempt to time the market and instead generally stays fully invested in domestic equities.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     The Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.29% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the U.S. Quantitative division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - Some of the Fund's assets may be "fair valued" at certain times. The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     An investor must have assets with a market value of at least $1 million managed by GMO and its affiliates at the time of its initial investment in the Fund (including the proposed investment in the Fund) ("Minimum Total Investment"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment amount by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

     You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund.

     - The Trust may waive initial minimums for certain accounts.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for the Fund's shares are subject to change upon notice to shareholders.

     - Assets invested in GMO Pelican Fund will not be considered when determining a client's Total Investment.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 6

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 6

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends and interest quarterly. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

SMALL CAP VALUE FUND

                                                                       CLASS III SHARES
                                                 ------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28/29,
                                                 ------------------------------------------------------------
                                                   2002         2001         2000         1999         1998
                                                 --------     --------     --------     --------     --------
Net asset value, beginning of period........     $  13.86     $  12.41     $  11.69     $  18.28     $  15.89
                                                 --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................         0.23         0.23         0.15         0.18         0.27
  Net realized and unrealized gain (loss)...         1.58         2.38         1.11        (2.50)        4.85
                                                 --------     --------     --------     --------     --------
    Total from investment operations........         1.81         2.61         1.26        (2.32)        5.12
                                                 --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................        (0.21)       (0.20)       (0.14)       (0.19)       (0.29)
  From net realized gains...................        (0.55)       (0.96)       (0.40)       (4.08)       (2.44)
                                                 --------     --------     --------     --------     --------
    Total distributions.....................        (0.76)       (1.16)       (0.54)       (4.27)       (2.73)
                                                 --------     --------     --------     --------     --------
Net asset value, end of period..............     $  14.91     $  13.86     $  12.41     $  11.69     $  18.28
                                                 ========     ========     ========     ========     ========
Total Return(1).............................        13.39%       22.14%       10.66%      (14.74)%      34.43%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........     $313,596     $305,178     $265,778     $347,684     $769,612
  Net expenses to average daily net
    assets..................................         0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net
    assets..................................         1.60%        1.73%        1.12%        0.99%        1.51%
  Portfolio turnover rate...................           59%         111%          50%          49%          56%
  Fees and expenses reimbursed by the
    Manager to average daily net assets.....         0.04%        0.06%        0.06%        0.21%        0.22%
  Purchase and redemption fees consisted of
    the following per share amounts:(2).....     $   0.01     $   0.03          N/A          N/A          N/A

(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

                      (This page intentionally left blank)

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2002

-  EMERGING COUNTRY DEBT SHARE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER FUNDS
                                                 OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                THIS PROSPECTUS MAY
                                                NOT BE AVAILABLE FOR
                                                PURCHASE IN ALL STATES.
                                                THIS PROSPECTUS IS NOT
                                                AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY
                                                NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT
  STRATEGIES, BENCHMARK AND PRINCIPAL RISKS.................     2

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     3

DESCRIPTION OF PRINCIPAL RISKS..............................     4

MANAGEMENT OF THE FUND......................................     7

DETERMINATION OF NET ASSET VALUE............................     8

HOW TO PURCHASE SHARES......................................     8

HOW TO REDEEM SHARES........................................    10

DISTRIBUTIONS AND TAXES.....................................    11

INVESTMENTS IN CERTAIN FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................    12

FINANCIAL HIGHLIGHTS........................................    13

ADDITIONAL INFORMATION..................................back cover

SHAREHOLDER INQUIRIES...................................back cover

DISTRIBUTOR.............................................back cover

 GMO SHARE FUND EMERGING COUNTRY DEBT

Fund Inception Date: 7/20/98

                                        FUND CODES
                       ---------------------------------------------
                                  Ticker     Symbol         Cusip
                                  ------   -----------   -----------
                       Class III  GECDX    EmgCntrDbSh   362008 64 1

     The following summary describes the Fund's investment objective, principal investment strategies and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, GMO Emerging Country Debt Fund ("ECDF"), and will therefore maintain an investment objective and principal investment strategies identical to those of ECDF. For a discussion of the investment objective, principal investments strategies and principal risks for ECDF, please see "Investments in Certain Funds Offered Through Separate Prospectuses" on page 12. The Fund is offered to investors who are investing through intermediaries that are unable to invest directly in ECDF.

     Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and
(ii) debt investments (the Fund's "Name Policy"). The Manager defines "emerging countries" to include emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe ("emerging countries"). The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

     ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of emerging countries. ECDF may make use of a wide variety of exchange traded and over-the-counter derivative instruments to implement its strategies (including options, futures, swap contracts and "synthetic" bonds), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default.

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, an investment is "tied economically" to an emerging country if it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging country, or has at least 50% of its assets in an emerging country. This exposure may be achieved directly or indirectly.

BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global, an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are dollar denominated.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.

- Liquidity Risk - ECDF's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. ECDF also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because ECDF creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.

- Market Risk - Fixed Income Securities - The value of ECDF's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for ECDF, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for ECDF, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. ECDF will also be exposed to additional market risk since it may also invest to a material extent in debt securities paying no interest.

- Currency Risk - Fluctuations in exchange rates may negatively affect the value of ECDF's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent ECDF hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
                                  [Bar Graph]

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)
                      Year-to-Date (as of 3/31/02): 9.03%



                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2001

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/19/94*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              14.25%   11.17%        N/A      19.36%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.77%    4.43%        N/A      11.61%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           8.67%    5.79%        N/A      12.16%
----------------------------------------------------------------------------
 J.P. MORGAN EMBI GLOBAL(a)        1.36%    7.35%        N/A      12.97%
----------------------------------------------------------------------------
 EMBI GLOBAL +(b)                  1.36%    7.17%        N/A      12.75%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Emerging Market Bond Index ("EMBI") Global + is a composite benchmark computed by the Manager, and represents the J.P. Morgan EMBI prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBI Global thereafter each of which was the Fund's benchmark during the periods indicated.

* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of the GMO Emerging Country Debt Fund.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        *(1)
  Redemption fee (as a percentage of amount redeemed)              *(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.35%(1)
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            0.27%(1)
  Total annual operating expenses                                                           0.77%(1)
  Expense reimbursement                                                                     0.05%(1,2)
  Net annual expenses                                                                       0.72%(1)

(1) The Fund invests substantially all of its assets in Emerging Country Debt Fund ("ECDF") and indirectly bears the purchase premium, redemption fee and shareholder service fee applicable to that Fund. Total annual operating expenses represent combined fees and expenses of both Funds (based on restated expenses for ECDF).
(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 7 of this Prospectus).

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $74      $241      $423       $949

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in fixed income securities include the following:

     FIXED INCOME SECURITIES. The value of the Fund's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security). While interest rate risk is attendant with all fixed income securities and tends to depend mostly on the duration of the security, interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund because it may invest a significant portion of its assets in lower-rated securities (also called "junk bonds") or comparable unrated securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk. This risk may be particularly pronounced for the Fund because it may primarily make investments in emerging market securities and related derivatives, which are not widely traded and which may be subject to purchase and sale restrictions.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     The risks of derivatives are particularly pronounced for the Fund because it uses derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of its investment strategy to gain exposure to fixed income securities and foreign currencies. In addition, the Fund's significant use of credit default swap contracts also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. The Fund invests in securities that are traded principally in securities markets outside the United States, and therefore is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. These risks will be particularly pronounced for the Fund because it may invest a significant portion of its assets in foreign securities.

     In addition, because the Fund invests a significant portion of its assets in the securities of issuers based in countries with "emerging market" economies, it is subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund may invest substantially all of its assets in shares of the Emerging Country Debt Fund ("ECDF"), which is not diversified within the meaning of the 1940 Act. Also, the Fund may indirectly invest without limitation (through ECDF) in shares of the GMO Alpha LIBOR Fund, which is not diversified within the meaning of the 1940 Act. Please refer to "Investments in Certain Funds Offered Through Separate Prospectuses" on page 12 for information regarding certain risks and other information relating to ECDF and Alpha LIBOR Fund.

     - LEVERAGING RISK. The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of the derivative positions employed. The Fund controls the projected tracking error relative to a Fund's benchmark to manage effective market exposure resulting from derivatives in a portfolio. This means that the Fund may be leveraged when measured in terms of aggregate exposure of the Fund's assets.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Fund is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively.

     Credit risk is particularly acute for the Fund because it invests in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Services ("S&P"), or are determined by the Manager to be of comparable quality to securities so rated. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a high degree of credit risk and are considered predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, the Fund may be subject to substantial credit risk.

     In addition, the Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for ECDF (in which the Fund makes substantial investments) because it invests in OTC derivatives with longer durations or that have greater exposure to any one counterparty.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund generally does not attempt to time the market and instead generally stays fully invested in emerging country debt.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Because it invests in other GMO Funds, the Fund is exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds. The Fund will indirectly bear a proportionate share of the Total Operating Expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which it invests, as well as any purchase premiums or redemption fees charged by such underlying Funds subject to fee and expense reimbursement arrangements between the Fund and the Manager (see "Fees and Expenses"). Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Fund in underlying Funds with higher fees, despite the investment interests of the Fund. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     The Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.00% of the Fund's average daily net assets. However, the Fund indirectly bears the management fee paid by Emerging Country Debt Fund. For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), 0.33% of Emerging Country Debt Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the Fixed Income division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - A significant percentage of GMO Emerging Country Debt Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of those Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     An investor must have assets with a market value of at least $1 million managed by GMO and its affiliates at the time of its initial investment in the Fund (including the proposed investment in the Fund) ("Minimum Total Investment"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment amount by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

     You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund.

     - The Trust may waive initial minimums for certain accounts.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for the Fund's shares are subject to change upon notice to shareholders.

     - Assets invested in GMO Pelican Fund will not be considered when determining a client's Total Investment.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 8

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 8

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation - indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     - The investments by the Fund in GMO Emerging Country Debt Fund could affect the amount, timing and character of distributions. See
       "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

       INVESTMENTS IN CERTAIN FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES

                           INVESTMENT BY THE FUND IN
                         GMO EMERGING COUNTRY DEBT FUND

     GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust, is offered through a separate prospectus. As noted above, the Fund typically invests substantially all of its assets in ECDF.

     ECDF's objective is high total return. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe ("emerging countries"). ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global. Under normal circumstances, ECDF will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments. ECDF typically invests in over 25 different countries around the world, and will generally have at least 75% of its assets denominated in, or hedged into, U.S. dollars. The Manager does not attempt to target a specific duration for ECDF's portfolio. Many of the securities directly held by ECDF do not trade as actively as those in ECDF's benchmark and, therefore, may be priced using "fair valuation" procedures.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In addition to investment restrictions, allocation of ECDF's investments among selected emerging countries will be based on other considerations, including specific security valuations, outlook for economic growth, currency exchange and interest rates, and political factors. ECDF typically invests in securities that are of lesser quality than and that do not trade as actively as those in ECDF's benchmark, which means that the percentage decline in the value of ECDF is likely to exceed that of its benchmark during periods of market stress.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, and may seek to provide some protection against defaults through the use of credit default swaps. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. ECDF will also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. To the extent the ECDF does use credit default swaps, there is no assurance these will be effective or will have the desired result.

     The Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in ECDF are Market Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Foreign Investment Risk, and Currency Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). Shareholders of the Fund, by virtue of the Fund's investments in ECDF, will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Fund.

                             INVESTMENT BY ECDF IN
                              GMO ALPHA LIBOR FUND

     Shares of GMO Alpha LIBOR Fund (the "Alpha LIBOR Fund") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Alpha LIBOR Fund is managed by GMO, and is intended to provide an efficient means for other GMO Funds to achieve exposure to assets that each Fund might otherwise acquire directly. ECDF may invest without limitation in Alpha LIBOR Fund.

     The Alpha LIBOR Fund does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Alpha LIBOR Fund's expenses through at least June 30, 2003 (excluding fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

     The Alpha LIBOR Fund's investment objective is high total return comparable to the 3-month London Inter Bank Offer Rate ("LIBOR"). The Alpha LIBOR Fund seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments. The Alpha LIBOR Fund's benchmark is the J.P. Morgan U.S. 3-month Cash Index. The Alpha LIBOR Fund is a non-diversified investment company.

     The Alpha LIBOR Fund may invest in a wide range of government securities (including securities issued by federal, state, local and foreign governments), corporate debt securities, mortgage-related and asset-backed securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The Alpha LIBOR Fund's fixed income investments may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent deferred, payment-in-kind, and auction rate features. The Alpha LIBOR Fund will generally have a dollar-weighted portfolio duration of zero to two years (excluding short-term investments). The Alpha LIBOR Fund may invest up to 5% of its total assets in lower rated securities (also called "junk bonds") (that is, rated below Baa3/BBB- by Moody's Investors Service/Standard & Poor's). The Alpha LIBOR Fund may also use derivative instruments, including options, futures, options on futures and swap contracts. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. The Fund may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default.

     Investments in the Alpha LIBOR Fund will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in the Alpha LIBOR Fund include Market Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). As a result, shareholders of ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in ECDF.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

EMERGING COUNTRY DEBT SHARE FUND

                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                        YEAR ENDED
                                                                     FEBRUARY 28/29,             PERIOD FROM JULY 20, 1998
                                                              ------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                               2002        2001       2000       THROUGH FEBRUARY 28, 1999
                                                              -------    --------    -------    ----------------------------
Net asset value, beginning of period........................  $  8.90    $   8.70    $  6.84              $ 10.00
                                                              -------    --------    -------              -------
Income from investment operations:
  Net investment income(1)..................................     1.03(4)     1.33(4)    1.10                 0.03
  Net realized and unrealized gain (loss)...................     0.51        0.23       1.97                (3.16)
                                                              -------    --------    -------              -------
        Total from investment operations....................     1.54        1.56       3.07                (3.13)
                                                              -------    --------    -------              -------
Less distributions to shareholders:
  From net investment income................................    (1.19)      (1.36)     (1.20)               (0.03)
  From net realized gains...................................       --          --      (0.01)                  --
                                                              -------    --------    -------              -------
        Total distributions.................................    (1.19)      (1.36)     (1.21)               (0.03)
                                                              -------    --------    -------              -------
Net asset value, end of period..............................  $  9.25    $   8.90    $  8.70              $  6.84
                                                              =======    ========    =======              =======
Total Return(2).............................................    18.47%      18.71%     46.71%              (31.32)%(6)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $89,952    $102,481    $86,280              $41,216
  Net expenses to average daily net assets(3)...............     0.00%(5)     0.00%     0.00%                0.00%(7)
  Net investment income to average daily net assets(1)......    11.43%      14.39%     14.22%                0.64%(7)
  Portfolio turnover rate...................................       14%          0%         0%                   0%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.06%       0.03%      0.04%                0.09%(7)

(1) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(3) Net expenses exclude expenses incurred indirectly through investment in underlying fund.
(4) Computed using average shares outstanding throughout the period.
(5) The ratio of expenses to average daily net assets was less than 0.01%.
(6) Not annualized.
(7) Annualized.

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus

                                                                   June 30, 2002

-  VALUE FUND
    CLASS M SHARES

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                 FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                THIS PROSPECTUS MAY
                                                NOT BE AVAILABLE FOR
                                                PURCHASE IN ALL STATES.
                                                THIS PROSPECTUS IS NOT
                                                AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY
                                                NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              -----------
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  BENCHMARK AND PRINCIPAL RISKS.............................            2

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........            3

DESCRIPTION OF PRINCIPAL RISKS..............................            4

MANAGEMENT OF THE FUND......................................            6

DETERMINATION OF NET ASSET VALUE............................            6

HOW TO PURCHASE SHARES......................................            7

HOW TO REDEEM SHARES........................................            8

DISTRIBUTIONS AND TAXES.....................................            8

FINANCIAL HIGHLIGHTS........................................           10

ADDITIONAL INFORMATION......................................   back cover

SHAREHOLDER INQUIRIES.......................................   back cover

DISTRIBUTOR.................................................   back cover

                                                   Fund Inception Date: 11/13/90
 GMO VALUE FUND

     The following summary describes the Fund's investment objective, principal investment strategies and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. The Fund's investment objective is fundamental.

INVESTMENT OBJECTIVE

     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the Russell 1000 Value Index, emphasizing large capitalization equity securities. The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

     The Manager evaluates stocks using fundamental investment principles and quantitative applications, including the Manager's proprietary dividend discount model, to identify the best values in the marketplace and to screen for what the Manager believes to be inexpensive stocks. Traditional fundamental analysis is then applied to the securities in each sector in order to explore and verify compelling opportunities. The Manager seeks stocks exhibiting one or more of the following characteristics: unappreciated earnings power or growth rate; situations where profitability can be improved; companies whose price may have suffered due to public perception anomalies; companies with undervalued assets (business or commodities) not given fair value in the stock market; and indifference in the marketplace. The Manager's definition of value is more flexible than that of many value managers, allowing the Fund to be opportunistic in owning growth stocks whose price may have temporarily suffered, or whose shareholder base may be shifting.

     The Manager builds the portfolio stock by stock. The Manager attempts to control risk primarily through valuation, as all stocks are bought at a price that the Manager believes represents a discount to fair value. The Fund sells stocks when the Manager believes they have become fully valued, and attempts to minimize price risk by cycling into what the Manager believes are more deeply undervalued opportunities. The Manager seeks to manage the Fund with low risk relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $13 billion; the median market capitalization was approximately $3.8 billion; and the smallest company in the Russell 1000 Index had an approximate market capitalization of $1.4 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investment in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[BAR CHART]

                                                                             VALUE FUND %
                                                                             ------------
1992                                                                              9.36
1993                                                                             18.67
1994                                                                              0.62
1995                                                                             38.18
1996                                                                             20.73
1997                                                                             30.42
1998                                                                             11.66
1999                                                                              2.70
2000                                                                             10.67
2001                                                                              2.85

                        Highest Quarter: 14.73% (2Q1997)
                        Lowest Quarter: -10.89% (3Q1998)
                      Year to Date (as of 3/31/02): -0.33%



                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2001

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/13/90
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               2.85%   11.22%     14.00%      15.42%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    1.09%    5.80%      8.90%      10.56%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           1.74%    7.40%      9.56%      11.01%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         -5.59%   11.13%     14.13%      15.25%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  -----------------------------------------------------------------------------------
  Management fee                                                                 0.46%
  Distribution (12b-1) fee                                                       0.25%
  Other expenses                                                                 0.06%
  Administration fee                                                             0.20%(1)
  Total annual operating expenses                                                0.97%
  Expense reimbursement                                                          0.06%(2)
  Net annual expenses                                                            0.91%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 6 of this Prospectus) exceed 0.46% of the Fund's daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $93      $303      $530      $1,184

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. This risk is particularly pronounced for the Fund because it invests primarily in value securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. The Fund is subject to liquidity risk. Liquidity risk will generally increase to the extent that the Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means it is allowed to invest in a relatively small number of issuers with greater concentration of risk. As a result, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for the Fund.

     - LEVERAGING RISK. The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations.

     The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it pursuant to OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund generally does not attempt to time the market and instead generally stays fully invested in domestic equities.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Class M shares of the Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where shares of the Fund may be purchased.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.40% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the U.S. Active division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

OTHER CLASSES OF GMO TRUST SHARES

     This Prospectus offers only Class M shares of the Fund. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses. Principal features of these other classes include substantial minimum investment requirements (typically $1,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares in the Fund.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's Class M per share net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets attributable to its Class M shares, less any liabilities attributable to its Class M shares, by the total outstanding Class M shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - Some of the Fund's assets may be "fair valued" at certain times. The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     The Fund's Class M shares may be purchased through certain brokers and agents who are authorized to accept purchase and redemption orders on the Fund's behalf. For instructions on purchasing shares or to obtain a purchase order form, please contact the broker or agent from whom this Prospectus was received.

     PURCHASE POLICIES. The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received by the Trust's agent. Purchase order forms received by the Trust's agent after 4:00 p.m. (Eastern time) will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day. The Trust and its agent reserve the right to reject any order.

     DISTRIBUTION AND SERVICE (12b-1) PLAN. The Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of the Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of the Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                              HOW TO REDEEM SHARES

     Shares of the Fund may be redeemed on any day when the NYSE is open for business. For instructions on redeeming shares, please contact the broker or agent from whom this Prospectus was received.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust's agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends and interest quarterly. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form.

It is important for you to note:

     - For federal income tax purposes, Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid, it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation -- indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund and the Fund's Class M Shares, which had investment operations during the fiscal year ended February 28, 2002 and are currently being offered.

VALUE FUND

                                                CLASS M SHARES
                                         ----------------------------
                                         PERIOD FROM JANUARY 10, 2002
                                         (COMMENCEMENT OF OPERATIONS)
                                          THROUGH FEBRUARY 28, 2002
                                         ----------------------------
Net asset value, beginning of period...            $  9.06
                                                   -------
Income from investment operations:
  Net investment income................               0.01
  Net realized and unrealized gain
    (loss).............................              (0.25)
                                                   -------
    Total from investment operations...              (0.24)
                                                   -------
Less distributions to shareholders:
  From net investment income...........                 --
  From net realized gains..............                 --
                                                   -------
    Total distributions................                 --
                                                   -------
Net asset value, end of period.........            $  8.82
                                                   =======
Total Return(1)........................              (2.65)%(2)
Ratios/Supplemental Data:
  Net assets, end of period (000's)....            $   486
  Net expenses to average daily net
    assets.............................               0.91%(3)
  Net investment income to average
    daily net assets...................               1.52%(3)
  Portfolio turnover rate..............                 95%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................               0.06%(3)

(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2) Not annualized.
(3) Annualized.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                      information and direct inquiries to
                          the broker or agent through
                          whom shares were purchased.
                    Shareholders may also request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                         1-617-346-7646 (CALL COLLECT)
                          WEBSITE: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347